Exhibit 99.2

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES - SUPPLEMENTAL COMBINED NON-GAAP

FOURTH QUARTER AND FULL YEAR 2009

(AMOUNTS IN MILLIONS)

Table 4a

The following Table reflects Supplemental Combined Non-GAAP sales which are adjusted to reflect a full quarter and full year of Merck and Schering-Plough combined results as if the merger closed as of January 1, 2009.

For a reconciliation of GAAP sales to Supplemental Combined Non-GAAP sales see Table 4.

	“3 + 3”			“12 + 12”
	Supplemental Combined Non-GAAP			Supplemental Combined Non-GAAP
	Global 4Q	U.S. 4Q	International 4Q	Global Full Year	U.S. Full Year	International Full Year

TOTAL SALES (1)	$12,216	$5,535	$6,681	$45,964	$21,269	$24,695

HUMAN HEALTH (2)	10,805	4,740	6,064	40,098	17,766	22,332

Bone, Resp., Imm., & Dermatology
Singulair	1,260	810	450	4,660	3,044	1,615
Remicade	635		635	2,327		2,327
Nasonex	286	157	129	1,179	648	530
Fosamax	285	39	246	1,100	161	939
Clarinex	155	55	100	719	249	470
Propecia	123	38	84	440	148	293
Arcoxia	98		98	358		358
Asmanex	58	55	2	214	204	10

Cardiovascular
Zetia	614	343	271	2,244	1,296	948
Vytorin	577	319	258	2,112	1,219	893
Integrilin	72	67	5	295	275	19

Diabetes & Obesity
Januvia	558	390	168	1,922	1,404	518
Janumet	202	136	66	658	472	187

Infectious Disease
PegIntron	216	23	193	844	110	735
Isentress	234	113	121	752	370	382
Primaxin	196	41	155	689	136	553
Cancidas	175	19	156	617	73	543
Avelox	118	115	4	368	353	15
Invanz	88	43	45	293	152	141
Rebetol	57		57	254	1	253
Crixivan / Stocrin	52	2	50	206	10	196

Mature Brands
Cozaar / Hyzaar	955	363	592	3,561	1,321	2,240
Zocor	139	10	129	558	45	513
Claritin Rx	109		109	433		433
Vasotec / Vaseretic	85		85	311		311
Proscar	72	2	71	291	6	285
Proventil	56	54	2	225	220	5

Neurosciences & Ophthalmology
Maxalt	156	107	49	575	398	176
Cosopt / Trusopt	134	7	127	503	39	464
Remeron	60	3	57	234	10	224
Subutex / Suboxone	56		56	211		211

Oncology
Temodar	292	103	189	1,073	387	686
Emend	88	55	33	313	198	115
Caelyx	70		70	265		265
Intron A	54	29	25	231	121	110

Vaccines
ProQuad, M-M-R II and Varivax	333	310	22	1,369	1,288	81
Gardasil	277	218	59	1,118	802	317
RotaTeq	135	123	12	522	468	54
Pneumovax	128	74	54	346	245	101
Zostavax	76	76		277	277
Women’s Health & Endocrine
Follistim / Puregon	149	45	105	546	179	368
Nuvaring	135	80	55	511	313	198

Other Human Health (3)	1,186	318	869	4,376	1,123	3,253

ANIMAL HEALTH	759	161	598	2,716	599	2,117

CONSUMER HEALTH (2)	232	214	19	1,281	1,175	105
Claritin OTC	63	62	1	406	390	16

Other Revenues (4)	420	420		1,870	1,729	141

(1)	Individual products with annual 2009 GAAP or Supplemental Combined Non-GAAP sales of >$200M are shown. Sales reflect the then current foreign exchange rates.
(2)	Human Health includes worldwide prescription pharmaceutical sales and consumer product sales excluding the US and Canada. Consumer Health includes US and Canada consumer product sales.
(3)	Includes Human Health products with annual 2009 GAAP or Supplemental Combined Non-GAAP sales of <$200M.
(4)	Other revenues are primarily comprised of alliance revenue, miscellaneous corporate revenues and third party manufacturing sales.

Note: The Company is providing Supplemental Combined Non-GAAP sales to reflect the revenues of the company’s product sales on a comparable basis to periods prior to the merger. Merck has defined Supplemental Combined Non-GAAP sales as GAAP sales adjusted to reflect a full year of Merck and Schering-Plough performance as if the merger closed at the beginning of the periods indicated in this table. This supplemental information is provided to enhance investors’ understanding of the company’s sales performance. This information should be considered in addition to, but not in lieu of, sales reported in accordance with GAAP.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES - GAAP TO SUPPLEMENTAL COMBINED NON-GAAP RECONCILIATION FIRST QUARTER - THIRD QUARTER 2009

(AMOUNTS IN MILLIONS)

Table 4b

The following Table reflects Supplemental Combined Non-GAAP sales which are adjusted to reflect full quarters of Merck and Schering-Plough combined results as if the merger closed as of January 1, 2009.

			“3 + 3”			“3 + 3”			“3 + 3”
	GAAP 1Q09	Adjustment 1Q09	Supp. Comb. Non-GAAP 1Q09	GAAP 2Q09	Adjustment 2Q09	Supp. Comb. Non-GAAP 2Q09	GAAP 3Q09	Adjustment 3Q09	Supp. Comb. Non-GAAP 3Q09

TOTAL SALES (1)	$5,385	$5,298	$10,683	$5,900	$5,634	$11,534	$6,050	$5,481	$11,531

HUMAN HEALTH (2)	5,019	4,215	9,235	5,470	4,488	9,956	5,676	4,425	10,101

Bone, Resp., Imm., & Dermatology
Singulair	1,057		1,057	1,257		1,257	1,085		1,085
Remicade		518	518		565	565		608	608
Nasonex		306	306		321	321		266	266
Fosamax	261		261	277		277	276		276
Clarinex		174	174		226	226		164	164
Propecia	103		103	106		106	109		109
Arcoxia	81		81	88		88	90		90
Asmanex		49	49		54	54		53	53

Cardiovascular
Zetia	1	509	510	1	555	556	1	562	563
Vytorin	16	462	477	21	511	532	20	505	525
Integrilin		76	76		73	73		74	74

Diabetes & Obesity
Januvia	411		411	462		462	491		491
Janumet	128		128	155		155	173		173

Infectious Disease
PegIntron		216	216		215	215		198	198
Isentress	148		148	172		172	197		197
Primaxin	165		165	160		160	168		168
Cancidas	139		139	149		149	155		155
Avelox		109	109		71	71		70	70
Invanz	62		62	71		71	73		73
Rebetol		66	66		67	67		64	64
Crixivan / Stocrin	49		49	56		56	49		49

Mature Brands
Cozaar / Hyzaar	839		839	906		906	861		861
Zocor	137		137	141		141	141		141
Claritin Rx		132	132		96	96		95	95
Vasotec / Vaseretic	77		77	76		76	73		73
Proscar	72		72	79		79	67		67
Proventil		54	54		56	56		59	59

Neurosciences & Ophthalmology
Maxalt	133		133	141		141	144		144
Cosopt / Trusopt	121		121	125		125	123		123
Remeron		50	50		50	50		74	74
Subutex / Suboxone		50	50		52	52		53	53

Oncology
Temodar		247	247		256	256		278	278
Emend	68		68	76		76	81		81
Caelyx		61	61		68	68		67	67
Intron A		54	54		67	67		56	56

Vaccines
ProQuad, M-M-R II and Varivax	252		252	322		322	462		462
Gardasil	262		262	268		268	311		311
RotaTeq	134		134	126		126	127		127
Pneumovax	41		41	47		47	130		130
Zostavax	75		75	42		42	84		84

Women’s Health & Endocrine
Follistim / Puregon		131	131		145	145		122	122
Nuvaring		115	115		129	129		131	131

Other Human Health (3)	185	838	1,023	146	909	1,056	183	928	1,111

ANIMAL HEALTH		621	621		672	672		664	664

CONSUMER HEALTH (2)		384	384		381	381		283	283
Claritin OTC		149	149		108	108		85	85

Other Revenues (4)	366	77	443	430	94	524	374	109	483

(1)	Individual products with annual 2009 GAAP or Supplemental Combined Non-GAAP sales of >$200M are shown. Sales reflect the then current foreign exchange rates.
(2)	Human Health includes worldwide prescription pharmaceutical sales and consumer product sales excluding the US and Canada. Consumer Health includes US and Canada consumer product sales.
(3)	Includes Human Health products with annual 2009 GAAP or Supplemental Combined Non-GAAP sales of <$200M.
(4)	Other revenues are primarily comprised of alliance revenue, miscellaneous corporate revenues and third party manufacturing sales.

Note: The Company is providing Supplemental Combined Non-GAAP sales to reflect the revenues of the company’s product sales on a comparable basis to periods prior to the merger. Merck has defined Supplemental Combined Non-GAAP sales as GAAP sales adjusted to reflect a full year of Merck and Schering-Plough performance as if the merger closed at the beginning of the periods indicated in this table. This supplemental information is provided to enhance investors’ understanding of the company’s sales performance. This information should be considered in addition to, but not in lieu of, sales reported in accordance with GAAP.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES - SUPPLEMENTAL COMBINED NON-GAAP

FULL YEAR 2009

(AMOUNTS IN MILLIONS)

Table 4c

The following Table reflects Supplemental Combined Non-GAAP sales which are adjusted to reflect full quarters and a full year of Merck and Schering-Plough combined results as if the merger closed as of January 1, 2009.

For a reconciliation of GAAP sales to Supplemental Combined Non-GAAP sales see Tables 4 and 4b.

					“12 + 12”
	2009 - Supplemental Combined Non-GAAP
	1Q	2Q	3Q	4Q	Full Year
TOTAL SALES (1)	$10,683	$11,534	$11,531	$12,216	$45,964

HUMAN HEALTH (2)	9,235	9,956	10,101	10,805	40,098

Bone, Resp., Imm., & Dermatology
Singulair	1,057	1,257	1,085	1,260	4,660
Remicade	518	565	608	635	2,327
Nasonex	306	321	266	286	1,179
Fosamax	261	277	276	285	1,100
Clarinex	174	226	164	155	719
Propecia	103	106	109	123	440
Arcoxia	81	88	90	98	358
Asmanex	49	54	53	58	214

Cardiovascular
Zetia	510	556	563	614	2,244
Vytorin	477	532	525	577	2,112
Integrilin	76	73	74	72	295

Diabetes & Obesity
Januvia	411	462	491	558	1,922
Janumet	128	155	173	202	658

Infectious Disease
PegIntron	216	215	198	216	844
Isentress	148	172	197	234	752
Primaxin	165	160	168	196	689
Cancidas	139	149	155	175	617
Avelox	109	71	70	118	368
Invanz	62	71	73	88	293
Rebetol	66	67	64	57	254
Crixivan / Stocrin	49	56	49	52	206

Mature Brands
Cozaar / Hyzaar	839	906	861	955	3,561
Zocor	137	141	141	139	558
Claritin Rx	132	96	95	109	433
Vasotec / Vaseretic	77	76	73	85	311
Proscar	72	79	67	72	291
Proventil	54	56	59	56	225

Neurosciences & Ophthalmology
Maxalt	133	141	144	156	575
Cosopt / Trusopt	121	125	123	134	503
Remeron	50	50	74	60	234
Subutex / Suboxone	50	52	53	56	211

Oncology
Temodar	247	256	278	292	1,073
Emend	68	76	81	88	313
Caelyx	61	68	67	70	265
Intron A	54	67	56	54	231

Vaccines
ProQuad, M-M-R II and Varivax	252	322	462	333	1,369
Gardasil	262	268	311	277	1,118
RotaTeq	134	126	127	135	522
Pneumovax	41	47	130	128	346
Zostavax	75	42	84	76	277

Women’s Health & Endocrine
Follistim / Puregon	131	145	122	149	546
Nuvaring	115	129	131	135	511

Other Human Health (3)	1,023	1,056	1,111	1,186	4,376

ANIMAL HEALTH	621	672	664	759	2,716

CONSUMER HEALTH (2)	384	381	283	232	1,281
Claritin OTC	149	108	85	63	406

Other Revenues (4)	443	524	483	420	1,870

(1)	Individual products with annual 2009 GAAP or Supplemental Combined Non-GAAP sales of >$200M are shown. Sales reflect the then current foreign exchange rates.
(2)	Human Health includes worldwide prescription pharmaceutical sales and consumer product sales excluding the US and Canada. Consumer Health includes US and Canada consumer product sales.
(3)	Includes Human Health products with annual 2009 GAAP or Supplemental Combined Non-GAAP sales of <$200M.
(4)	Other revenues are primarily comprised of alliance revenue, miscellaneous corporate revenues and third party manufacturing sales.

Note: The Company is providing Supplemental Combined Non-GAAP sales to reflect the revenues of the company’s product sales on a comparable basis to periods prior to the merger. Merck has defined Supplemental Combined Non-GAAP sales as GAAP sales adjusted to reflect a full year of Merck and Schering-Plough performance as if the merger closed at the beginning of the periods indicated in this table. This supplemental information is provided to enhance investors’ understanding of the company’s sales performance. This information should be considered in addition to, but not in lieu of, sales reported in accordance with GAAP.

MERCK & CO., INC.

EQUITY INCOME / JV SALES / OTHER (INCOME) EXPENSE - GAAP

FOURTH QUARTER

2009

Table 6

EQUITY INCOME FROM AFFILIATES (millions of dollars)

	4Q09	4Q08	FY 2009	FY 2008
MERCK / SCHERING-PLOUGH (1)	$151.0	$378.1	$1,195.5	$1,536.3
ASTRAZENECA LP	191.7	266.8	674.3	598.4
Other (2)	31.1	75.1	365.2	425.9

TOTAL	$373.8	$720.0	$2,235.0	$2,560.6

(1)	Reflects equity income from the Merck/Schering-Plough partnership until the merger with Schering-Plough at which time the joint venture became wholly-owned by the Company.
(2)	Primarily reflects results for Merial Limited (until disposition on September 17, 2009), Sanofi Pasteur MSD and Johnson & JohnsonºMerck Consumer Pharmaceuticals.

JOINT VENTURE SALES DETAIL (millions of dollars)

All sales reported here are end-market JV sales, presented on a “NET” basis.

Merial (1)	4Q09	4Q08	Period from Jan. 1, 2009 until Sept. 17, 2009	FY 2008
FRONTLINE, other fipronil	$—	$152.0	$783.9	$1,053.0
BIOLOGICALS	—	208.8	524.5	789.7
IVOMEC, HEARTGARD, other avermectins	—	96.8	341.4	511.8
Other Animal Health	—	67.4	199.7	288.2

TOTAL MERIAL SALES	$—	$525.0	$1,849.5	$2,642.7

(1)	On September 17, 2009, Merck sold its ownership interest in Merial Limited. Sales figures for 2009 are reported until the date of disposition.

Sanofi Pasteur MSD	4Q09	4Q08	FY 2009	FY 2008
GARDASIL	$132.1	$171.2	$549.2	$865.3
FLU VACCINES	82.3	112.7	249.4	229.9
OTHER VIRAL VACCINES	33.2	24.4	112.1	105.1
HEPATITIS VACCINES	9.5	15.9	44.2	72.6
ROTATEQ	12.7	7.2	42.2	28.4
Other Vaccines	166.5	145.2	591.5	583.5

TOTAL SANOFI PASTEUR MSD SALES	$436.3	$476.6	$1,588.6	$1,884.8

OTHER (INCOME) EXPENSE, NET (millions of dollars)

	4Q09	4Q08	FY 2009	FY 2008
INTEREST INCOME	$(10.5)	$(147.2)	$(210.2)	$(631.4)
INTEREST EXPENSE	167.0	56.7	458.0	251.3
EXCHANGE (GAINS) LOSSES	(9.4)	73.8	(12.4)	147.4
Other, net (1)	(7,961.9)	(10.1)	(10,904.9)	(2,085.4)

TOTAL	$(7,814.8)	$(26.8)	$(10,669.5)	$(2,318.1)

(1)

Other, net in 2009 primarily reflects a $7.5 billion gain associated with the Merck/Schering-Plough partnership and a $3.2 billion gain on the sale of Merck’s ownership interest in Merial Limited. Other, net in 2008 primarily reflects a $2.2 billion gain on distribution from AstraZeneca LP.